UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                         August 14, 2002


                              NSTAR
     (Exact name of registrant as specified in its charter)


                             1-14768
                    (Commission File Number)
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            Massachusetts                    04-3466300
   (State or other jurisdiction of        (I.R.S. Employer
    incorporation or organization)       Identification No.)





       800 Boylston Street, Boston, Massachusetts 02199
 (Address of principal executive offices, including zip code)

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                         (617) 424-2000
      (Registrant's telephone number, including area code)


                              NSTAR





Item 5.  Other Events

NSTAR (NYSE: NST)

On August 14, 2002, NSTAR's Chairman, President and Chief Executive Officer, Thomas J. May, and its Senior Vice President, Treasurer and Chief Financial Officer, James J. Judge, each delivered for filing to the Securities and Exchange Commission
(SEC) a statement in the form required by the SEC to be filed by CEOs and CFOs of 947 designated publicly held companies, certifying as to the accuracy and integrity of NSTAR's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 as filed with the SEC on March 23, 2002. Included also are reports on Form 10-Q for the reporting periods ended March 31, 2002 and June 30, 2002, all reports on Form 8-K and all definitive 2002 proxy materials of NSTAR filed with the SEC subsequent to the filing of the Form 10-K identified above, including any amendments to the foregoing.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

99.1 Conformed copy of the certification statement signed under oath and delivered by NSTAR's Chairman, President and Chief
Executive Officer, Thomas J. May to the SEC,pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934.

99.2 Conformed copy of the certification statement signed under oath and delivered by NSTAR's Senior Vice President, Treasurer and Chief Financial Officer, James J. Judge, to the SEC, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.




                              NSTAR


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




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                                                NSTAR
                                            (Registrant)





Date: August 14, 2002      By:  /s/ R. J. WEAFER, JR.
                                Robert J. Weafer, Jr.
                                Vice President, Controller
                                and Chief Accounting Officer

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